Fees Summary	Jun. 01, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.0
Total Fee Amount	20,279.11
Total Transaction Valuation	146,843,653.32
Total Offset Amount	250.42
Net Fee	$ 20,028.69